Supplement dated January 28, 2026 to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated April 1, 2025, as may be revised or supplemented from time to time.

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

(the “Fund”)

Effective immediately, Heather Young and Michael Klawitter of Loomis, Sayles & Company, L.P. will no longer serve as portfolio managers of the Fund. Accordingly, all references and corresponding disclosure related to Ms. Young and Mr. Klawitter are hereby removed. Matthew J. Eagan, Peter S. Sheehan, and Eric Williams will remain as portfolio managers of the Fund.